EXHIBIT 10.2
                                                                   ------------



                                   EXHIBIT F

                     FORM OF REGISTRATION RIGHTS AGREEMENT

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                         REGISTRATION RIGHTS AGREEMENT



                                    between



                                  UNIFI, INC.



                                      and



                            DILLON YARN CORPORATION






                  ___________________________________________


                            _________________, 200_


                  ___________________________________________






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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.    Definitions and Interpretation.........................................1
      (a)      Certain Definitions...........................................1
      (b)      Interpretation................................................5

2.    Restrictive Legend.....................................................5
      (a)      Legend........................................................5
      (b)      Stop Transfer Instructions....................................6
      (c)      Legending.....................................................6
      (d)      Restrictions on Transfer......................................6

3.    General; Securities Subject to this Agreement..........................6
      (a)      Grant of Rights...............................................6
      (b)      Registrable Securities........................................6
      (c)      Holders of Registrable Securities.............................7

4.    Shelf Registration.....................................................7
      (a)      Filing of Shelf Registration..................................7
      (b)      Underwriting Procedures.......................................7
      (c)      Expenses......................................................7
      (d)      Form S-3......................................................7

5.    Incidental or "Piggy-Back" Registration................................8
      (a)      Request for Incidental or "Piggy-Back" Registration...........8
      (b)      Expenses......................................................8
      (c)      Confidentiality...............................................9

6.    Restrictions on Transfer...............................................9
      (a)      Lock-Up.......................................................9
      (b)      Holder Lock-Up Agreements....................................10
      (c)      Company Lock-Up Agreements...................................10
      (d)      Third Party Beneficiaries of Lock-Up Agreements..............10
      (e)      Further Actions..............................................11

7.    Registration Procedures...............................................11
      (a)      Obligations of the Company...................................11
      (b)      Seller Obligations...........................................15
      (c)      Notice to Discontinue........................................16
      (d)      Valid Business Reason........................................16
      (e)      Registration Expenses........................................16

8.    Indemnification; Contribution.........................................17
      (a)      Indemnification by the Company...............................17
      (b)      Indemnification by the Holders...............................17


                                      -i-
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                                                                          Page
                                                                          ----

      (c)      Conduct of Indemnification Proceedings.......................18
      (d)      Contribution.................................................19

9.    Exchange Act Reporting and Rule 144...................................19

10.   Miscellaneous.........................................................19
      (a)      Assumption of Agreement......................................19
      (b)      Amendments and Waivers.......................................20
      (c)      Notices......................................................20
      (d)      Successors and Assigns.......................................21
      (e)      Headings.....................................................21
      (f)      Governing Law................................................21
      (g)      Dispute Resolution...........................................21
      (h)      Severability.................................................22
      (i)      Rules of Construction........................................22
      (j)      Entire Agreement.............................................22
      (k)      Counterparts.................................................22





                                     -ii-
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                         REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT, dated ______________, 200_, by and between Unifi, Inc., a New York corporation (the "COMPANY") and Dillon Yarn Corporation, a South Carolina corporation ("Dillon"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in Section 1.

                                R E C I T A L S:

        A. Pursuant to the Asset Purchase Agreement, dated October 25, 2006 (the "PURCHASE AGREEMENT"), by and between Unifi Manufacturing, Inc., a North Carolina corporation ("UNIFI") and a wholly owned subsidiary of the Company, and Dillon, as partial consideration for the purchase by Unifi of certain assets of Dillon, Dillon has received 8,333,333 shares of Common Stock, par value $0.10 per share, of the Company.

        B. The Company has agreed to grant registration rights with respect to the Registrable Securities as set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        1.      DEFINITIONS AND INTERPRETATION.

                (a) CERTAIN DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

        "AFFILIATE" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act.

        "AGREEMENT"   means  this   Agreement  as  the  same  may  be  amended,
supplemented or modified in accordance with the terms hereof.

        "APPROVED UNDERWRITER" has the meaning set forth in Section 4(b).

        "BOARD OF DIRECTORS" means the Board of Directors of the Company.

        "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the States of North Carolina and New York are authorized or required by law or executive order to close.

        "CLOSING PRICE" means, with respect to the Registrable Securities, as of the date of determination, (i) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date published in THE WALL STREET JOURNAL (NATIONAL EDITION) or, if no such closing price on such date is published in THE WALL STREET JOURNAL (NATIONAL EDITION), the average of the closing bid and asked prices on

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                                                                              2


such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or
(ii) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last trading price per share of a Registrable Security on such date; or (iii) if there shall have been no trading on such date or if the Registrable Securities are not designated as national market system securities by the NASD, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by The Nasdaq Stock Market, Inc. and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (iv) if none of clause (i), (ii) or
(iii) is applicable, a market price per share determined in good faith by the Board of Directors or, if such determination is not satisfactory to the Majority Holders, by a nationally recognized investment banking firm mutually selected by the Company and the Majority Holders, the expenses for which shall be borne equally by the Company and the Majority Holders. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 P.M. New York City time.

        "COMMISSION" means the Securities and Exchange Commission.

        "COMMON STOCK" means the Common Stock, par value $0.10 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

        "COMMON STOCK EQUIVALENTS" means any security or obligation which is by its terms, directly or indirectly, convertible into or exchangeable or exercisable for shares of Common Stock, including any option, warrant or other subscription or purchase right with respect to shares of Common Stock or any Common Stock Equivalent.

        "COMPANY" has the meaning set forth in the preamble to this Agreement.

        "COMPANY UNDERWRITER" has the meaning set forth in Section 5(a).

        "DILLON" has the meaning set forth in the preamble to this Agreement.

        "DISCLOSURE PACKAGE" means, with respect to any offering of securities,
(i) the preliminary Prospectus, and (ii) all other information, in each case, that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

        "EXCHANGE ACT" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission promulgated thereunder.

        "FREE WRITING PROSPECTUS" means any "free writing prospectus" as defined in Rule 405 of the General Rules and Regulations promulgated under the Securities Act.

        "HEDGING COUNTERPARTY" means a broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.

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                                                                              3


        "HEDGING TRANSACTION" means any transaction involving a security linked to the Registrable Class Securities or any security that would be deemed to be a "derivative security" (as defined in Rule 16a-1(c) under the Exchange Act) with respect to the Registrable Class Securities or transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Class Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

                (a)     transactions   by  a   Holder   in   which  a   Hedging
Counterparty engages in short sales of the Registrable Securities pursuant to a Prospectus and may use Registrable Securities to close out its short position;

                (b) transactions pursuant to which a Holder sells short Registrable Securities pursuant to a Prospectus and delivers Registrable Securities to close out its short position;

                (c) transactions by a Holder in which such Holder delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a Prospectus or an exemption from registration under the Securities Act; and

                (d) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, then sell the pledged shares, in each case, in a public transaction pursuant to a Prospectus.

        "HOLDER" means Dillon and any Permitted Transferee.

        "HOLDERS' COUNSEL" has the meaning set forth in Section 7(a)(i).

        "INCIDENTAL REGISTRATION" has the meaning set forth in Section 5(a).

        "INDEMNIFIED PARTY" has the meaning set forth in Section 8(c).

        "INDEMNIFYING PARTY" has the meaning set forth in Section 8(c).

        "INSPECTORS" has the meaning set forth in Section 7(a)(viii).

        "LIABILITY" has the meaning set forth in Section 8(a).

        "LOCK-UP AGREEMENTS" has the meaning set forth in Section 6(b).

        "LOCK-UP PERIOD" has the meaning set forth in Section 6(a).

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                                                                              4


        "MAJORITY HOLDERS" means Holders of a majority of the outstanding Registrable Securities.

        "MARKET PRICE" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding 30 days on which the national securities exchanges are open for trading.

        "NASD" means the National Association of Securities Dealers, Inc.

        "OFFERING  CONFIDENTIAL  INFORMATION"  has the  meaning  set  forth  in
Section 5(c).

        "PERMITTED TRANSFEREE" has the meaning set forth in Section 6(a).

        "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

        "PROSPECTUS" means any "prospectus" as defined in Rule 405 of the Securities Act.

        "PURCHASE AGREEMENT" has the meaning set forth in Recital A.

        "RECORDS" has the meaning set forth in Section 7(a)(viii).

        "REGISTRABLE CLASS SECURITIES" means securities of the Company that are of the same class as the Registrable Securities.

        "REGISTRABLE SECURITIES" means each of the following: (i) any and all shares of Common Stock issued to Dillon at the closing of the transaction contemplated by the Purchase Agreement; and (ii) any shares of Common Stock issued or issuable to a Holder with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof.

        "REGISTRATION EXPENSES" has the meaning set forth in Section 7(e).

        "REGISTRATION STATEMENT" means a registration statement filed pursuant to the Securities Act.

        "SECTION 5(A) NOTICE" has the meaning set forth in Section 5(a).

        "SECURITIES ACT" means the Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

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                                                                              5


        "SHELF REGISTRATION" has the meaning set forth in Section 4(a).

        "TRANSFER" means, with respect to any security, the offer for sale, sale, pledge, transfer or other disposition or encumbrance (or any transaction or device that is designed to or could be expected to result in the transfer or the disposition by any Person at any time in the future) of such security, and includes any Hedging Transaction.

        "UNDERWRITTEN PUBLIC OFFERING" of securities means a public offering of such securities registered under the Securities Act in which an underwriter, placement agent or other intermediary participates in the distribution of such securities.

        "UNIFI" has the meaning set forth in Recital A.

                (b)     INTERPRETATION. Unless otherwise expressly provided:

                        (i) All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time.

                        (ii) All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

                        (iii)   All   references   to   agreements   and  other
contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended from time to time.

                        (iv) The words "include," "includes" and "including" do not limit the preceding words or terms and shall be deemed to be followed by the words "without limitation".

        "VALID BUSINESS REASON" has the meaning set forth in Section 7(d).

        2.      RESTRICTIVE LEGEND.

                (a) LEGEND. Each certificate representing shares of Registrable Securities issued pursuant to the Purchase Agreement shall, unless otherwise permitted by the provisions of Section 2(c), be marked by the Company with legends (together with any other legend with which such certificate is required to be marked) in substantially the following form:

        THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF

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        COUNSEL FOR THE COMPANY, SUCH TRANSFER MAY BE MADE PURSUANT TO
        RULE  144  OR   REGISTRATION   UNDER  THE  ACT  IS   OTHERWISE
        UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

        THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A LOCK-UP PERIOD AS DESCRIBED IN THAT CERTAIN REGISTRATION RIGHTS AGREEMENT ENTERED INTO BY THE ISSUER AND THE HOLDER (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER).

                (b) STOP TRANSFER INSTRUCTIONS. In order to ensure compliance with the restrictions referred to herein, each Holder agrees that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

                (c) LEGENDING. Each certificate evidencing Registrable Securities shall not bear the legend set forth in Section 2(a) if in the opinion of counsel for a Holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

                (d) RESTRICTIONS ON TRANSFER. Notwithstanding any other provision of this Agreement, no Transfer may be made of any Registrable Securities to a shareholder of Dillon as described in Section 6(a) unless the Transfer complies in all respects with applicable federal and state securities laws, including the Securities Act and any "blue sky" laws. If reasonably requested by the Company, in its sole discretion, Dillon shall also provide, at Dillon's expense, a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Securities Act, whereupon Dillon shall be entitled to Transfer all or a portion of its Registrable Securities to such shareholder, subject to and in compliance with the other provisions of this Agreement.

        3.      GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT.

                (a) GRANT OF RIGHTS. The Company hereby grants registration rights to the Holders upon the terms and conditions set forth in this Agreement.

                (b) REGISTRABLE SECURITIES. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) (x) the entire amount of the Registrable Securities owned by the Holder thereof may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Holder, each in their

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reasonable  judgment,  without any limitation as to volume pursuant to Rule 144 under the Securities Act and (y) such Holder owns less than 1.0% of the outstanding shares of Common Stock on a fully diluted basis, or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                (c) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into, or exercisable or exchangeable for, Registrable Securities whether or not such purchase, conversion, exercise or exchange has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion, exercise or exchange of another security shall be deemed outstanding for the purposes of this Agreement.

        4.      SHELF REGISTRATION.

                (a) FILING OF SHELF REGISTRATION. Within 45 days following the date hereof, the Company shall file a Registration Statement on an appropriate form (the "SHELF REGISTRATION") registering the sale of all of the Registrable Securities offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. The Company shall use its reasonable efforts to cause such Registration Statement filed pursuant to this Section 4(a) to be declared effective as soon as practicable, and remain effective until there are no longer any Registrable Securities.

                (b) UNDERWRITING PROCEDURES. Upon the written request of the Majority Holders, the Company shall use its reasonable efforts to cause the sale of Registrable Securities that such Majority Holders wish to be sold to be in the form of a firm commitment underwritten offering (unless otherwise consented to by such Majority Holders) if the anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the date of such written request and including any Registrable Securities subject to any applicable over-allotment option) to the public equals or exceeds $7,500,000 (including causing to be produced and filed any necessary Prospectuses or Prospectus supplements with respect to such offering). The managing underwriter or underwriters selected for such offering shall be selected by the Company and shall be reasonably acceptable to such Majority Holders (an "APPROVED UNDERWRITER"). In no event shall the Holders be entitled to request more than one underwritten public offering.

                (c) EXPENSES. The Company shall bear all Registration Expenses in connection with the Shelf Registration pursuant to this Section 4.

                (d) FORM S-3. If the Company is eligible to use Form S-3 for secondary offerings of Registrable Class Securities, the Shelf Registration shall be on Form S-3.

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        5.      INCIDENTAL OR "PIGGY-BACK" REGISTRATION.

                (a) REQUEST FOR INCIDENTAL OR "PIGGY-BACK" REGISTRATION. If the Company proposes to file a Registration Statement with respect to an offering by the Company of equity securities for its own account (other than a Registration Statement on Form S-4 or S-8 or a Registration Statement registering the issuance of equity securities as consideration in an acquisition transaction) or for the account of any stockholder of the Company other than the Holders, then the Company shall give written notice (the "SECTION 5(A) NOTICE") of such proposed filing to the Holders at least 10 days before the anticipated filing date, and such notice shall describe the proposed registration, offering price (or reasonable range thereof) and distribution arrangements, and offer the Holders the opportunity to register the number of Registrable Securities as the Holders may request (an "INCIDENTAL REGISTRATION"). The Company shall use commercially reasonable efforts to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "COMPANY UNDERWRITER") to permit the Holders to include the number of the Holders' Registrable Securities specified by the Holders in such offering on the same terms and conditions as the securities of the Company or for the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 5(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Holder thereof accepts the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall include in such Incidental Registration only the aggregate amount of Registrable Securities that the Company Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, (i) in the case of an offering by the Company for its own account, FIRST, as to the Registrable Securities to be offered for the account of the Holders pursuant to this Section 5(a); SECOND, as to the securities requested to be included in such offering by stockholders other than the Holders; and THIRD, as to all of the securities to be offered for the account of the Company, and (ii) in the case of an offering by the Company for the account of any stockholder of the Company other than the Holders, FIRST, as to the Registrable Securities to be offered for the account of the Holders pursuant to this Section 5(a); SECOND, as to the securities to be offered for the account of the Company; THIRD, as to the securities requested to be included in such offering by stockholders other than the Holders who have incidental or "piggy-back" registration rights with respect thereto; and FOURTH, as to the securities to be offered for the account of stockholders who made the initial request for registration.

                (b) EXPENSES. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this
Section 5, whether or not such Incidental Registration becomes effective.

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                (c)     CONFIDENTIALITY.

                        (i)     The  following  shall be deemed to be "OFFERING
CONFIDENTIAL INFORMATION": (1) the Company's plan to file the relevant Registration Statement and engage in the offering so registered, (2) any information regarding the offering being registered (including, without limitation, the potential timing, price, number of shares, underwriters or other counterparties, selling stockholders or plan of distribution) and (3) any other information (including information contained in draft supplements or amendments to offering materials) provided to the Holders by the Company (or by third parties) in connection with the Incidental Registration. Offering Confidential Information shall not include information that (x) was or becomes generally available to the public (including as a result of the filing of the relevant Registration Statement) other than as a result of a disclosure by any Holder, (y) was or becomes available to any Holder from a source not known to such Holder to be bound by any confidentiality agreement or (z) was otherwise in any Holder's possession prior to it being furnished to such Holder by the Company or on the Company's behalf. Information shall cease to be Offering Confidential Information upon the earliest to occur of (X) the completion of the relevant offering and (Y) if the relevant Registration Statement has not been filed, 30 days after the intended filing date set forth in the Section 5(a) Notice.

                        (ii) After a Holder has been notified of its opportunity to include securities in an Incidental Registration, such Holder shall treat the Offering Confidential Information as confidential information and shall not use the Offering Confidential Information for any purpose other than to evaluate whether to include its Registrable Securities in such Incidental Registration and agrees to disclose the Offering Confidential Information only to such of its agents, employees, advisors and counsel as have a need to know such Offering Confidential Information and to cause such agents, employees, advisors and counsel to comply with the requirements of this Section 5(c); PROVIDED that such Holder may disclose Offering Confidential Information if it determines, in good faith and upon the advice of counsel, that such disclosure is required under applicable law or legal process, BUT such Holder shall cooperate with the Company to limit the extent of such disclosure through protective order or otherwise, and to seek confidential treatment of the Offering Confidential Information.

        6.      RESTRICTIONS ON TRANSFER.

                (a) LOCK-UP. Without the prior written consent of the Company, Dillon shall not, directly or indirectly, (i) Transfer, contract to Transfer or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of) any Registrable Securities, (ii) enter into any Hedging Transaction with respect to the Registrable Securities or
(iii) publicly announce its intention to consummate a transaction described in clause (i) or (ii) above, in the case of each of clauses (i), (ii) and (iii), whether any such transaction is to be settled by delivery of Registrable Securities or other securities, in cash or otherwise, for a period of 30 months after the date hereof (the "LOCK-UP PERIOD"); except that, notwithstanding the foregoing, (1) each Holder may sell (x) in the aggregate, up to 33% of the Registrable Securities held by such Holder as of the date hereof (or, if later, the date such Holder acquired its Registrable Securities) during the period beginning on the first day of the seventh month and ending on the final day of the 18th month of the Lock-Up Period and (y) in the aggregate, up to 66% of the Registrable Securities held by such Holder as of the date hereof (or if later, the date such Holder acquired its Registrable Securities) beginning on the first day of the 19th month and ending on the final day of the 30th month of the Lock-Up Period and (2) at any time and from time to time after the date hereof, Dillon may transfer any portion of the Registrable Securities it holds as of the date hereof to (A) any of its employees as stock bonus compensation for services rendered by such employees or (B) a shareholder of Dillon in satisfaction of any liabilities owed by Dillon to such shareholder (but in any event subject to Section 2(d)) (each, a "PERMITTED TRANSFEREE").

                (b)     HOLDER  LOCK-UP  AGREEMENTS.   In  connection  with  an
underwritten public offering of Registrable Securities, Registrable Class Securities or other securities convertible into, exercisable for or exchangeable for Registrable Class Securities, to the extent requested (i) by the Company (so long as all of the Company's officers and directors execute agreements identical to or more restrictive than those referred to in this
Section 6(b) and the Company has used all reasonable efforts to cause all holders of more than 5% of its outstanding capital stock, other than the Holders, to execute such agreements) or (ii) by the Approved Underwriters or the Company Underwriter, as applicable, each Holder shall (x) not effect any Transfer of any Registrable Class Securities or any securities convertible into or exchangeable or exercisable for such Registrable Class Securities and (y) not make any request for the registration of the Transfer of any Registrable Class Securities or any securities convertible into or exchangeable or exercisable for such Registrable Class Securities, in each case, during the period beginning on the date of the underwriting agreement relating to such public offering and ending on the date that is 90 days after such date (or such shorter period, if any, mutually agreed upon by such Holder and the requesting party), except as part of such public offering. Upon request by the Company, each Holder shall enter into customary lock-up agreements (the "LOCK-UP AGREEMENTS") on terms consistent with the preceding sentence.

                (c) COMPANY LOCK-UP AGREEMENTS. With respect to any offering of Registrable Securities that takes the form of an underwritten public offering registered on the Shelf Registration, the Company shall not (except as part of such offering) effect any Transfer of Registrable Class Securities, or any securities convertible into or exchangeable or exercisable for such Registrable Class Securities (except pursuant to a Registration Statement on Form S-8), during the period beginning on the date of the underwriting agreement relating to such public offering and ending on the date that is 90 days after such date, except as part of such offering. Upon request by the Approved Underwriters, the Company shall, from time to time, enter into Lock-Up Agreements on terms consistent with the preceding sentence.

                (d) THIRD PARTY BENEFICIARIES OF LOCK-UP AGREEMENTS. Any Lock-Up Agreements executed by the Holders pursuant to this Section 6 shall contain provisions naming the Company as an intended third-party beneficiary thereof and requiring the prior written consent of the Company for any amendments thereto or waivers thereof. Any Lock-Up Agreements executed by the Company, or its officers, directors or other stockholders pursuant to this
Section 6 shall contain provisions naming each Holder, if it is a selling stockholder in the relevant offering, as intended third party beneficiaries thereof and requiring the prior written consent of such Holder for any amendments thereto or waivers thereof.

                (e) FURTHER ACTIONS. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Section 6.

        7.      REGISTRATION PROCEDURES.

                (a) OBLIGATIONS OF THE COMPANY. In connection with the filing of the Shelf Registration pursuant to Section 4 or the Incidental Registration pursuant to Section 5, the Company shall use its reasonable efforts to effect the registration and sale of the Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request or requirement, the Company shall:

                        (i) as expeditiously as possible, prepare and file with the Commission a Registration Statement on any form (subject to Section 4(d)) for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; PROVIDED, HOWEVER, that (x) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any documents incorporated by reference therein), the Company shall provide counsel selected by the Majority Holders ("HOLDERS' COUNSEL") and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement, each Prospectus included therein (and each amendment or supplement thereto), subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities pursuant to such Registration Statement of any stop order issued or threatened by the Commission and take all actions required to prevent the entry of such stop order or to remove it if entered;

                        (ii) as expeditiously as possible, prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective (1) in the case of a Shelf Registration, for the period required under Section 4(a), and (2) in the case of an Incidental Registration, for the lesser of (x) 90 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                        (iii) as expeditiously as possible, furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as it is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary Prospectus), any Prospectus filed pursuant to Rule 424 under the Securities Act and any Free Writing Prospectus as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                        (iv) as expeditiously as possible, register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED, HOWEVER, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section  7(a)(iv),  (y) subject itself to taxation in any such  jurisdiction or
(z) consent to general service of process in any such jurisdiction;

                        (v)     as  expeditiously  as  possible,   notify  each
seller of Registrable Securities: (A) when a Prospectus, any Prospectus supplement, any Free Writing Prospectus, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus or for additional information; (C) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement, related Prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement, related Prospectus or Free Writing Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (F) of the determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable;

                        (vi) as expeditiously as possible, upon the occurrence of any event contemplated by Section 7(a)(v)(E), as promptly as practicable, prepare a supplement or amendment to such Registration Statement, related Prospectus or Free Writing Prospectus (or file a new Registration Statement, in the case of a Registration Statement that has been withdrawn) and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such Registration Statement or new Registration Statement, Prospectus or Free Writing Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                        (vii) with respect to any underwritten public offering registered under the Shelf Registration or the Incidental Registration (in the case of an Incidental Registration, only to the extent requested by the Company Underwriter), enter into and perform customary agreements (including underwriting and indemnification and contribution agreements in customary form with the Approved Underwriters or the Company Underwriter, as applicable) and take such other commercially reasonable actions as are required in order to expedite or facilitate each disposition of Registrable Securities and shall provide all reasonable cooperation, including causing appropriate officers to attend and participate in "road shows" and other information meetings organized by the Approved Underwriters or the Company Underwriter, if applicable, and causing counsel to the Company to deliver customary legal opinions in connection with any such underwriting agreements;

                        (viii)  with   respect  to  any   underwritten   public
offering registered under the Shelf Registration or the Incidental Registration, make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration

Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless
(x) the disclosure of such Records is necessary, in the Company's judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                        (ix)    with   respect  to  any   underwritten   public
offering registered under the Shelf Registration or the Incidental Registration, obtain a "cold comfort" letter dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

                        (x)     with   respect  to  any   underwritten   public
offering registered under the Shelf Registration or the Incidental Registration, furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, may reasonably request and are customarily included in such opinions;

                        (xi) with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold "by means of" (as defined in Rule 159A(b) under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of the Holders holding a majority of the Registrable Securities proposed to be sold in the relevant offering, which Free Writing Prospectuses or other materials shall be subject to the review of the Holders' Counsel;

                        (xii) as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filings of all Prospectuses and Free Writing Prospectuses with the Commission;

                        (xiii) as expeditiously as possible and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

                        (xiv) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                        (xv) cause all Registrable Securities to be listed on each securities exchange on which Registrable Class Securities issued by the Company are then listed, PROVIDED that the applicable listing requirements are satisfied;

                        (xvi) as expeditiously as practicable, keep the Holders' Counsel advised in writing as to the initiation and progress of any Shelf Registration or Incidental Registration, and provide the Holders' Counsel with all correspondence with the Commission in connection with any such Registration Statement; (xvii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                        (xviii) take all other steps  reasonably  necessary  to
effect  the  registration   and  disposition  of  the  Registrable   Securities
contemplated hereby.

                (b) SELLER OBLIGATIONS. In connection with any offering under any Registration Statement under this Agreement, each Holder:

                        (i) shall promptly furnish to the Company in writing such information with respect to such Holder and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading;

                        (ii) shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Securities; and

                        (iii) shall not use any Free Writing Prospectus without the prior written consent of the Company.

                (c) NOTICE TO DISCONTINUE. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(v)(E), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus or Free Writing Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(v)(E) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by and meeting the requirements of Section 7(a)(v).

                (d) VALID BUSINESS REASON. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a "VALID BUSINESS REASON"), (i) the Company may postpone filing a Registration Statement relating to a Shelf Registration until such Valid Business Reason no longer exists and
(ii) in case a Registration Statement has been filed relating to an Shelf Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company, upon the approval of a majority of the Board of Directors, may cause such Registration Statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Registration Statement or may suspend other required registration actions under this Agreement. The Company shall give written notice to each Holder of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason under this Section 7(d) for more than a period of up to 30 days in any individual instance or 90 days, in the aggregate, in any 12-month period.

                (e)     REGISTRATION   EXPENSES.  The  Company  shall  pay  all
expenses arising from or incident to its performance of, or compliance with, this Agreement, including (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses,
(iv) the fees, charges and expenses of the Holders' Counsel, any necessary counsel with respect to state securities law matters, counsel to the Company and of its independent public accountants, and any other accounting fees, charges and expenses incurred by the Company (including any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification), and (v) any liability insurance or other premiums for insurance obtained in connection with the Shelf Registration or the Incidental Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 7(e) are referred to herein as "REGISTRATION EXPENSES." Each Holder shall bear the expense of any broker's commission or underwriter's discount or commission relating to the registration and sale of such Holder's Registrable Securities and, subject to clause (iv) above, shall bear the fees and expenses of its own counsel.

        8.      INDEMNIFICATION; CONTRIBUTION.

                (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each Holder, its directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys' fees and expenses) (each, a "LIABILITY" and collectively, "LIABILITIES") arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto; and (ii) the omission or alleged omission to state in the Disclosure Package, Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Disclosure Package, Registration Statement, Prospectus or Free Writing Prospectus or preliminary prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (including the information provided pursuant to Section 8(b)).

                (b) INDEMNIFICATION BY THE HOLDERS. Each Holder shall, severally, but not jointly, indemnify and hold harmless the Company, any underwriter retained by the Company, their respective directors, officers, other Affiliates and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) from and against any and all Liabilities arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto; and (ii) the omission or alleged omission to state in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, to the extent such Liabilities arise out of or are based upon written information furnished by such Holder or on such Holder's behalf specifically for inclusion in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or any amendment or supplement thereto relating to the Registrable Securities as provided in, including the information furnished to the Company pursuant to this Section 8(b); PROVIDED, HOWEVER, that the total amount to be indemnified by any Holder pursuant to this Section 8(b) shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Holder in the offering to which the Disclosure Package, Registration Statement, Prospectus or Free Writing Prospectus relates.

                (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") shall give prompt written notice to the indemnifying party (the "INDEMNIFYING Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

                (d) CONTRIBUTION. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a) and 8(b), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; PROVIDED, that the total amount to be contributed by any Holder shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Holder in the relevant offering. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences of this Section 8(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        9. EXCHANGE ACT REPORTING AND RULE 144. The Company covenants that it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as the Majority Holders may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of the Majority Holders, deliver to the Holders a written statement as to whether it has complied with such requirements.

        10.     MISCELLANEOUS.

                (a) ASSUMPTION OF AGREEMENT. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

                (b) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by the Company and the Majority Holders.

                (c)     NOTICES. All notices,  demands and other communications
provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopy, electronic transmission, courier service or personal delivery:

                        (i)     if to Dillon:

                                Dillon Yarn Corporation
                                53 East 34th Street
                                Paterson, NJ  07514
                                Attention:    President
                                Facsimile:    (973) 684-0487
                                Email:        swener@dillonyarn.com

                                with a copy to:

                                Cole, Schotz, Meisel, Forman & Leonard P.A.
                                25 Main Street
                                Hackensack, NJ  07601
                                Attention:    Alan Rubin
                                Facsimile:    201-489-1536
                                Email:  arubin@coleschotz.com

                        (ii)    if to the Company:

                                Unifi, Inc.
                                7201 W. Friendly Avenue
                                Greensboro, NC 27410
                                Attention:    Charles F. McCoy
                                Facsimile:  (336) 856-4364
                                Email:  cmccoy@unifi-inc.com

                                with a copy to:

                                Paul, Weiss, Rifkind, Wharton & Garrison LLP
                                1285 Avenue of the Americas
                                New York, NY  10019-6064
                                Attention:  Yvonne Y. F. Chan
                                Facsimile:  (212) 492-0255
                                Email:  ychan@paulweiss.com

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied or electronically transmitted. Any party may by notice given in accordance with this Section 10(c) designate another address or Person for receipt of notices hereunder.

                (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The rights and obligations of Dillon hereunder may not be assigned, except in writing to Permitted Transferees. At the time of the transfer of Registrable Securities to a Permitted Transferee, such Permitted Transferee shall execute and deliver to the Company an instrument, in form and substance satisfactory to the Company, to evidence its agreement to be bound by, and to comply with, this Agreement as a Holder.

                (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (f) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof that would apply the laws of another jurisdiction.

                (g)     DISPUTE RESOLUTION.

                        (i) The parties agree that the appropriate, exclusive and convenient forum for any disputes between the parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in the State, City and County of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any action, suit or proceeding arising out of or related to this Agreement; PROVIDED, HOWEVER, that the foregoing shall not limit the rights of the parties to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that a final and unappealable judgment against a party in any action, suit or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided.

                        (ii) Each party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

                        (iii) THE PARTIES HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS AGREEMENT.

                (h)     SEVERABILITY.  Any term or provision of this  Agreement
which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                (i) RULES OF CONSTRUCTION. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement. Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

                (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                (k) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.



                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                                         UNIFI, INC.


                                         By: /s/
                                             ------------------------------
                                             Name:
                                             Title:



                                         DILLON YARN CORPORATION


                                         By: /s/
                                             ------------------------------
                                             Name:
                                             Title:









               [signature page of Registration Rights Agreement]